Prospectus Supplement	July 21, 2022

Putnam Fixed Income Absolute Return Fund
Prospectuses dated February 28, 2022

This Supplement supersedes the Prospectus Supplement dated June 27, 2022.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Fixed Income Absolute Return Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, goal, investment strategies, and investment policies (as further described below), which changes are contingent on shareholder approval of a proposal relating to the fund’s management contract described below. If shareholders approve this management contract proposal, Putnam Management currently anticipates that the changes to the fund’s name, goal, investment strategies, and investment policies and the new management contract (collectively, the “Repositioning”) would be effective in the fourth quarter of 2022 or first quarter of 2023 (the “Effective Date”). On the Effective Date, the fund’s name would change to “Putnam Core Bond Fund,” the fund’s investment goal would be changed to provide that the fund seeks high current income consistent with what Putnam Management believes to be prudent risk, the fund would be repositioned as a relative return, core bond fund, and the fund’s principal investment strategies would be changed accordingly. The fund would also revise an existing non-fundamental investment policy that requires the fund, under normal circumstances, to invest at least 80% of its net assets in fixed-income securities to instead require the fund, under normal circumstances, to invest at least 80% of its net assets in bonds.

In connection with the Repositioning, Putnam Management has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a new management contract for the fund that reduces the fund’s base management fee and eliminates the performance adjustment component of the fund’s management fee. If the proposed new management contract is approved, there will be an eighteen-month transition period intended to prevent the fund from being charged higher management fees immediately following the adoption of the new management contract than would have been payable under the current management contract. With the exception of the reduction of the fund’s base management fee and elimination of the use of performance fees, which would be implemented on a prospective basis following shareholder approval of the proposed new management contract, the proposed new management contract is substantially identical to the fund’s current management contract. Shareholder approval of the new management contract is required. A full description of the proposal to approve a new management contract for the fund will be contained in a proxy statement that is expected to be mailed to shareholders in September 2022 (the “Proxy Statement”). The Proxy Statement will also contain additional information about the Repositioning.

The Repositioning is contingent upon shareholder approval of the proposal. If shareholders do not approve the proposal, the fund’s current management contract (and current base management fee and performance adjustment) would remain unchanged. In addition, if shareholders do not approve the proposal, the Repositioning would not proceed, the fund’s name, investment goal, investment strategies, and investment policies would remain unchanged, and the fund would continue to invest in accordance with its current goal, investment strategies, and investment policies.

In realigning its portfolio in connection with the Repositioning, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur in advance of the Repositioning, may result in certain brokerage commissions or other transaction costs. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such, or short-term capital gains taxable as ordinary income.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

330742 – 7/22